Consolidated Statements of Comprehensive Income (Loss) - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Revenue	$ 654,836	$ 456,495
Cost of goods sold	148,045	181,620
Gross margin	506,791	274,875
General and administrative expense	6,041,485	5,174,799
Operations expense	1,207,724	1,158,117
Sales and marketing expense	1,004,175	467,970
Interest expense		3
Total Expense	8,253,384	6,800,889
Net loss available to common shareholders	(7,746,593)	(6,526,014)
Other comprehensive income
Unrealized (loss) from marketable securities		1,501
Comprehensive loss	$ (7,746,593)	$ (6,524,513)
Loss per common share - basic and diluted (in dollars per share)	$ (1.22)	$ (2.31)
Weighted average shares used in computation - basic and diluted (in shares)	6,362,989	2,823,345